EXHIBIT 10.1


NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.



                           CHINA PHARMA HOLDINGS, INC.


                                     WARRANT


Warrant No. 23                            Original Issue Date: December 24, 2008

         China Pharma Holdings, Inc., a Delaware corporation (the "Company"), hereby certifies that, as partial compensation for its former independent consultant, Hayden Communications International, Inc. or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of 8,333 shares of Common Stock (each such share, a "Warrant Share" and all such shares, the "Warrant Shares"), at any time and from time to time from and after January 2, 2009 (the "Vesting Date") through and including January 1, 2012 (the "Expiration Date"), and subject to the following terms and conditions:

         1. Definitions. As used in this Warrant, the following terms shall have the respective definitions set forth in this Section 1.

         "Business Day" means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

         "Common Stock" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

         "Exercise Price" means $3.0 per share.

         "Original Issue Date" means the Original Issue Date first set forth on the first page of this Warrant.

         "New York Courts" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

          "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market or (ii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

         "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

         "Transfer Notice" shall have the meaning set forth in Section 7.2.

         2. Exercise and Duration of Warrants.
         -------------------------------------

         This Warrant shall be exercisable by the Holder at any time and from time to time on or after the Vesting Date through and including the Expiration Date. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem any portion of this Warrant without the prior written consent of the affected Holder.

         3. Delivery of Warrant Shares.
         ------------------------------

              (a) To effect exercises hereunder, subject to the request of the transfer agent of the Company, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant is being exercised. Upon delivery of the Warrant (if necessary), the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder (if the Warrant is being exercised in accordance with Section 8(a)), the Company shall promptly (but in no event later than five Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise. A "Date of Exercise" means the date on which the Holder shall have delivered to the Company: (i) this Warrant (if necessary), (ii) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (iii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

              (b) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 3(a), then the Holder will have the right to rescind such exercise.

              (c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 3(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock on the Date of Exercise and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

              (d) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

         4. Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested.
Applicants for a new Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the new Warrant.

         6. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder. The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

         7. Restrictions on Transferability. The Warrant Shares shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 7, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the transfer of any Warrant Shares. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 7.

              7.1. Notice of Proposed Transfers; Requests for Registration. Prior to any transfer or attempted transfer of any Warrant, in whole or in part, or any shares of restricted Common Stock, the holder of such restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company in the form of assignment attached hereto, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed transfer of such Warrant or restricted Common Stock, as the case may be, may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Warrant or restricted Common Stock, as the case may be, as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to transfer such Warrant or restricted Common Stock, in accordance with the terms of the Transfer Notice. The holder of the restricted Common Stock giving the Transfer Notice shall not be entitled to transfer such Warrant or restricted Common Stock until receipt of notice from the Company under this Section 7.1 that such opinion is reasonably satisfactory.

              7.2. Registration Rights. (a) If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of securities of the same type as the Warrant Shares pursuant to a firm commitment underwritten offering solely for cash for its own account or for the account of any holder of securities (to the extent that the Company has the right to include Warrant Shares in any registration statement to be filed by the Company on behalf of such holder), then the Company shall give written notice of such proposed filing to Holder at least 15 days before the anticipated filing date. Such notice shall offer Holder the opportunity to register such amount of Warrant Shares as Holder may request (a "Piggyback Registration"). Subject to
Section 7.2, the Company shall include in each such Piggyback Registration all shares of Warrant Shares with respect to which the Company has received a written request for inclusion therein within 10 days after notice has been given to Holder. Holder shall be permitted to withdraw all or any portion of the Warrant Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

              (b) The Company shall permit Holder to include all such registrable securities on the same terms and conditions as any similar securities,  if  any,  of the  Company  included  therein.  Notwithstanding  the foregoing, if the Company or the managing underwriter or underwriters participating in such offering advise the Holder in writing that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then, subject to the preferential rights of any stockholder with respect to any Piggyback Registration, the amount of securities to be offered for the account of Holder and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on the basis of the number of Common Stock equivalents requested to be registered by each stockholder participating in such offering.

              (c) The Company shall pay all registration expenses incurred in connection with the registration statement relating to any Piggyback Registration and any supplements or amendments thereto, whether or not they become effective, and whether all, none or some of the Warrant Shares is sold pursuant to such registration statement. Registration Expenses shall mean all costs, fees and expenses incident to the Company's performance of or compliance with Section 7.2 (c), including (i) the fees, disbursements and expenses of the Company's counsel and accountants; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of any registration statement, any prospectus or preliminary prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof; (iii) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws;
(iv) transfer agents and registrars' fees and expenses; (v) all security engraving and security printing expenses; and (vi) all fees and expenses payable in connection with the listing of the Common Stock on any securities exchange.

              (d) Nothing in this Section 7.2 shall create any liability on the part of the Company to Holder if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to
Section 7.2 (a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

              7.3. Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 7, the restrictions imposed by this Section upon the transferability of the Warrant Shares and the restricted Common Stock and the legend requirements shall terminate as to any share of Warrant Shares or restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

         8. Payment of Exercise Price. The Holder may pay the Exercise Price by delivering immediately available funds to the designated account of the Company in one of the following manners:

              (a) Cash Exercise. The Holder may deliver immediately available funds; or

              (b) Cashless Exercise. The Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise by rendering this Warrant for cancellation, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                    X = Y [(A-B)/A]

           where:

                    X = the number of Warrant Shares to be issued to the Holder.

                    Y = the  number  of  Warrant  Shares  with respect to
                        which this Warrant is being exercised.

                    A = the  average of the  closing  prices for the five
                        Trading Days immediately prior to (but not including) the Exercise Date.

                    B = the Exercise Price.

         9. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of
Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This restriction may not be waived or amended by agreement of the parties. Notwithstanding anything to the contrary contained in this Warrant, (a) no term of this Section may be waived by any party, nor amended such that the threshold percentage of ownership would be directly or indirectly increased, (b) no amendment or modification to any Transaction Document may be made such that it would have the effect of modifying or waiving any term of this Section in violation of this restriction, (c) this restriction runs with the Warrant and may not be modified or waived by any subsequent holder hereof and (d) any attempted waiver, modification or amendment of this Section will be void ab initio.

         10. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one

Warrant Share as reported by the applicable Trading Market on the date of exercise.

         11. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to China Pharma Holdings, Inc., 2nd Floor, No. 17, Jinpan Road, Haikou, Hainan Province, People's Republic of China, Attn: Chief Executive Officer (or such other address as the Company shall indicate in writing in accordance with this Section), or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

         12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 10 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         13. Miscellaneous.
         ------------------

              (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns. The foregoing sentence shall be subject to the restrictions on waivers and amendments set forth in Section 9 of this Warrant.

              (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (except for matters governed by corporate law in the State of Delaware), without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated ("Proceedings") (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

              (c)  The  headings  herein  are  for  convenience   only,  do  not
constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

              (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

              (e) Prior to exercise of this Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                   CHINA PHARMA HOLDINGS, INC.



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                 EXERCISE NOTICE
                           CHINA PHARMA HOLDINGS, INC.
                   WARRANT ORIGINALLY ISSUED DECEMBER 24, 2008




The undersigned Holder hereby irrevocably elects to purchase _____________ shares of Common Stock pursuant to the above referenced Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1)  The   undersigned   Holder   hereby   exercises   its  right  to   purchase
_________________ Warrant Shares pursuant to the Warrant.

(2) The Holder intends that payment of the Exercise Price shall be made as (check one):

                       ______   "Cash Exercise" under Section 8.


                       ______   "Cashless Exercise" under Section 8.

(3) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

(5) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 9 of this Warrant to which this notice relates.



Dated: ____________________,_________          Name of Holder:


                                               (Print)_________________________

                                               By:_____________________________
                                               Name:___________________________
                                               Title:__________________________

                                               (Signature  must  conform in all
                                               respects  to name of  holder  as
                                               specified  on  the  face  of the
                                               Warrant)

                           Warrant Shares Exercise Log



-------- -------------------------- ------------------------ -------------------
Date     Number of Warrant Shares   Number of Warrant Shares Number of Warrant
         Available to be Exercised  Exercised                Shares Remaining to
                                                             be Exercised
-------- -------------------------- ------------------------ -------------------















--------------------------------------------------------------------------------

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                           CHINA PHARMA HOLDINGS, INC.
                   WARRANT ORIGINALLY ISSUED DECEMBER 24, 2008
                                 WARRANT NO. 23


                               FORM OF ASSIGNMENT


         [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the above-captioned Warrant to purchase ____________ shares of Common Stock to which such Warrant relates and appoints ________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:   _______________, ____



                                                ________________________________
                                                (Signature  must  conform in all
                                                respects  to name of  holder  as
                                                specified  on  the  face  of the
                                                Warrant)



                                                ________________________________
                                                Address of Transferee



                                                ________________________________

                                                ________________________________


In the presence of:


_______________________